SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2005

ENZON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-12957	22-2372868
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Identification No.)

685 Route 202/206, Bridgewater, New Jersey	08807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 541-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[	]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Board Committee Assignments

On February 2, 2005, the committees of our Board of Directors were reconstituted as follows (this includes the naming of our recently elected directors to their respective committees):

EXECUTIVE COMMITTEE

Jeffrey H. Buchalter, Chair

Dr. Göran A. Ando

Rolf A. Classon

Victor P. Micati

FINANCE AND AUDIT COMMITTEE

Robert LeBuhn, Chair

Rolf A. Classon

Phillip M. Renfro

COMPENSATION COMMITTEE

Rolf A. Classon, Chair

Dr. Göran A. Ando

Robert LeBuhn

GOVERNANCE AND NOMINATING COMMITTEE

Dr. Rosina B. Dixon, Chair

Victor P. Micati

Phillip M. Renfro

SCIENTIFIC COMMITTEE

Dr. Göran A. Ando

Dr. Rosina B. Dixon

Victor P. Micati

Item 5.03	Change In Fiscal Year

On February 2, 2005, our Board of Directors approved the change of our fiscal year end from June 30 to December 31. This change will be made effective as of December 31, 2005. We will file a report on Form 10-K covering the six-month transition period ending on December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 8, 2005

By:	/s/ Kenneth J. Zuerblis

Kenneth J. Zuerblis

Vice President, Finance and

Chief Financial Officer